Supplement dated February 4, 2000
                     To The Prospectus Dated February 2, 2000 of
                    The Kinetics Government Money Market Fund
                     a series of Kinetics Mutual Funds, Inc.

The following replaces the disclosure on page 5 of the Fund's current Prospectus concerning the valuation of fund shares:

Shares of the Fund are sold at net asset value per share ("NAV"), which is determined by the Fund as of 12:00 p.m. Eastern time, each day that the New York Stock Exchange (the "Exchange") is open for unrestricted business.